Exhibit 99.5

Unaudited NSTAR Electric Company Pro Forma Condensed Consolidated Financial Statements

The unaudited pro forma condensed consolidated financial statements present the impact on the financial position and results of operations of the newly structured NSTAR Electric Company (NSTAR Electric).  Effective January 1, 2007, NSTAR, the parent company of Boston Edison Company (Boston Edison), completed the transfer of the assets, (consisting primarily of the utility distribution facilities, properties and other assets, and franchise rights), and liabilities, of its wholly-owned electric subsidiaries, Commonwealth Electric Company (ComElectric), Cambridge Electric Light Company (Cambridge Electric) and Canal Electric Company (Canal Electric) ("the acquired companies") to Boston Edison.  The transfer of net assets was structured as a merger of ComElectric, Cambridge Electric and Canal Electric into Boston Edison.  In connection with the merger, Boston Edison issued an aggregate of 25 shares of its Common Shares, par value of $1.00 per share, to NSTAR in exchange for the net assets of the acquired companies.  The exchange rate was determined and allocated based on the percentage of common equity of ComElectric, Cambridge Electric and Canal Electric.  The transfer of net assets was made pursuant to NSTAR's Rate Settlement Agreement of December 30, 2005 and was approved by the Massachusetts Department of  Telecommunications and Energy (MDTE) and the Federal Energy Regulatory Commission (FERC).  In connection with the transaction, Boston Edison changed its corporate name to NSTAR Electric Company, also effective January 1, 2007.

Included are the pro forma condensed consolidated balance sheets as of September 30, 2006 and December 31, 2005 and the pro forma condensed consolidated statements of income for the nine months ended September 30, 2006 and 2005 and for the years ended December 31, 2005, 2004, and 2003.  These financial statements have been prepared based on certain pro forma adjustments, which represent the elimination of intercompany transactions between these entities, to the historical consolidated financial statements set forth in the NSTAR Electric (f.k.a. Boston Edison) Annual Report on Form 10-K for the years ended December 31, 2005, 2004, and 2003, and the Quarterly Report on Form 10-Q for the nine months ended September 30, 2006 and 2005, as filed with the Securities and Exchange Commission, and the audited financial statements of ComElectric and Cambridge Electric for the years ended December 31, 2005, 2004, and 2003 and the unaudited financial statements for the nine months ended September 30, 2006 and 2005.  The very limited operations of Canal Electric support certain transmission requirements of ComElectric and Cambridge Electric; as such, all costs incurred by Canal Electric are billed to both ComElectric and Cambridge Electric, and, therefore, all revenues recorded by Canal Electric are eliminated in consolidation.

The unaudited pro forma condensed consolidated balance sheets as of September 30, 2006 and December 31, 2005 have been prepared as if the merger had occurred on December 31, 2005.  The unaudited pro forma condensed statements of income for the nine months ended September 30, 2006 and 2005 and for the years ended December 31, 2005, 2004, and 2003 have been prepared as if the merger had occurred on January 1, 2003.  Since this is a transaction between entities under common control and ownership, the pro forma financial statements are combined on an "as if" pooling basis.  Accordingly, the historic cost of the acquired assets and liabilities are carried forward.

The unaudited pro forma condensed consolidated financial statements may not be indicative of the results that actually would have occurred if the companies were merged during the periods presented.

NSTAR Electric Company
Unaudited Pro Forma Condensed Consolidated Balance Sheet
September 30, 2006
(in thousands)	NSTAR Electric Co. (f.k.a. Boston Edison)	ComElectric	Cambridge Electric	Canal Electric	Pro Forma Adjustments (Note 2)	NSTAR Electric Pro Forma
Assets

Net utility plant	$2,673,657	$602,632	$161,631	$6,620	$(6,620)	$3,437,920

Equity investments and other	13,137	2,109	2,667	1,261	-	19,174

Current assets:
Cash and cash equivalents	6,979	1,839	503	21	-	9,342
Accounts receivable and
accrued unbilled revenues	279,673	59,953	23,377	65,336	(69,307)	359,032
Regulatory assets	253,270	84,903	40,696	-	-	378,869
Inventory	14,385	7,337	2,496	-	-	24,218
Other current assets	4,282	93	2,078	294	(289)	6,458
Total current assets	558,589	154,125	69,150	65,651	(69,596)	777,919

Deferred debits:
Regulatory assets	1,324,507	549,049	61,717	-	-	1,935,273
Prepaid pension	328,134	-	-	-	-	328,134
Other	19,976	76,514	12,372	-	(67,231)	41,631
Total deferred debits	1,672,617	625,563	74,089	-	(67,231)	2,305,038

Refundable income taxes	81,994	22,996	8,933	-	-	113,923

Total assets	$4,999,994	$1,407,425	$316,470	$73,532	$(143,447)	$6,653,974

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NSTAR Electric Company
Unaudited Pro Forma Condensed Consolidated Balance Sheet
September 30, 2006
(in thousands)	NSTAR Electric Co. (f.k.a. Boston Edison)	ComElectric	Cambridge Electric	Canal Electric	Pro Forma Adjustments (Note 2)	NSTAR Electric Pro Forma
Capitalization and Liabilities
Common equity:
Common stock	$-	$51,099	$8,665	$8,863	$(68,627)	$-
Premium on common stock	597,843	212,310	69,132	44,701	68,627	992,613
Retained earnings	661,414	105,076	34,647	10,766	-	811,903
Total common equity	1,259,257	368,485	112,444	64,330	-	1,804,516

Cumulative preferred stock	43,000	-	-	-	-	43,000

Long-term debt:
Long-term debt	1,047,049	-	-	-	-	1,047,049
Transition property securitization	354,675	282,543	-	-	-	637,218
Total long-term debt	1,401,724	282,543	-	-	-	1,684,267
Total capitalization	2,703,981	651,028	112,444	64,330	-	3,531,783

Current liabilities:
Transition property securitization	85,080	41,618	-	-	-	126,698
Long-term debt	1,100	79,173	20,000	-	-	100,273
Notes payable	71,500	5,500	16,800	-	-	93,800
Accounts payable	141,676	32,483	12,295	-	-	186,454
Payable to affiliates	10,009	45,325	13,300	606	(69,240)	-
Income taxes	153,628	9,544	14,087	1,795	-	179,054
Other	181,119	49,449	26,318	752	(872)	256,766
Total current liabilities	644,112	263,092	102,800	3,153	(70,112)	943,045

Deferred credits:
Accumulated deferred income taxes and ITC	915,532	260,010	50,062	(55)	-	1,225,549
Power contracts	408,828	147,779	33,981	-	-	590,588
Payable to affiliates	127,441	-	-	-	(67,231)	60,210
Other	200,100	85,516	17,183	6,104	(6,104)	302,799
Total deferred credits	1,651,901	493,305	101,226	6,049	(73,335)	2,179,146
Commitments and contingencies

Total capitalization and liabilities	$4,999,994	$1,407,425	$316,470	$73,532	$(143,447)	$6,653,974

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NSTAR Electric Company
Unaudited Pro Forma Condensed Consolidated Balance Sheet
December 31, 2005
(in thousands)	NSTAR Electric Co. (f.k.a. Boston Edison)	ComElectric	Cambridge Electric	Canal Electric	Pro Forma Adjustments (Note 2)	NSTAR Electric Pro Forma
Assets

Net utility plant	$2,536,284	$574,337	$155,491	$7,008	$(7,008)	$3,266,112

Equity investments and other	14,035	2,082	3,305	1,300	-	20,722

Current assets:
Cash and cash equivalents	10,148	2,173	478	21	-	12,820
Accounts receivable and
accrued unbilled revenues	191,582	54,526	17,171	62,518	(64,098)	261,699
Regulatory assets	260,943	107,334	35,552	-	-	403,829
Inventory	17,246	7,483	1,265	-	-	25,994
Income taxes	5,254	31,409	-	-	-	36,663
Other current assets	2,956	88	4,089	357	(74)	7,416
Total current assets	488,129	203,013	58,555	62,896	(64,172)	748,421

Deferred debits:
Regulatory assets	1,494,148	581,260	86,984	-	-	2,162,392
Prepaid pension	346,889	-	-	-	-	346,889
Other	12,136	77,483	12,467	-	(67,231)	34,855
Total deferred debits	1,853,173	658,743	99,451	-	(67,231)	2,544,136

Total assets	$4,891,621	$1,438,175	$316,802	$71,204	$(138,411)	$6,579,391

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NSTAR Electric Company
Unaudited Pro Forma Condensed Consolidated Balance Sheet
December 31, 2005
(in thousands)	NSTAR Electric Co. (f.k.a. Boston Edison)	ComElectric	Cambridge Electric	Canal Electric	Pro Forma Adjustments (Note 2)	NSTAR Electric Pro Forma
Capitalization and Liabilities
Common equity:
Common stock	$-	$51,099	$8,665	$8,863	$(68,627)	$-
Premium on common stock	597,843	212,310	54,132	44,701	68,627	977,613
Retained earnings	603,449	92,216	26,966	9,317	-	731,948
Total common equity	1,201,292	355,625	89,763	62,881	-	1,709,561

Cumulative preferred stock	43,000	-	-	-	-	43,000

Long-term debt:
Long-term debt	850,378	77,744	5,000	-	-	933,122
Transition property securitization	455,424	332,542	-	-	-	787,966
Total long-term debt	1,305,802	410,286	5,000	-	-	1,721,088
Total capitalization	2,550,094	765,911	94,763	62,881	-	3,473,649

Current liabilities:
Transition property securitization	62,692	31,990	-	-	-	94,682
Long-term debt	688	2,481	20,000	-	-	23,169
Notes payable	197,000	-	35,900	-	-	232,900
Accounts payable	159,786	28,384	13,178	-	-	201,348
Payable to affiliates	21,664	47,559	14,900	191	(64,099)	20,215
Income taxes	16,813	-	-	1,073	-	17,886
Other	177,853	48,410	23,886	625	(590)	250,184
Total current liabilities	636,496	158,824	107,864	1,889	(64,689)	840,384

Deferred credits:
Accumulated deferred income taxes and ITC	908,450	267,914	52,510	(49)	-	1,228,825
Power contracts	475,797	161,783	43,672	-	-	681,252
Payable to affiliates	127,441	-	-	-	(67,231)	60,210
Other	193,343	83,743	17,993	6,483	(6,491)	295,071
Total deferred credits	1,705,031	513,440	114,175	6,434	(73,722)	2,265,358
Commitments and contingencies

Total capitalization and liabilities	$4,891,621	$1,438,175	$316,802	$71,204	$(138,411)	$6,579,391

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NSTAR Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Income
Nine Months Ended September 30, 2006
	NSTAR Electric Co. (f.k.a. Boston Edison)	ComElectric	Cambridge Electric	Canal Electric	Pro Forma Adjustments (Note 2)	NSTAR Electric Pro Forma
(in thousands)

Operating revenues	$1,757,060	$390,569	$150,195	$1,836	$(6,582)	$2,293,078

Operating expenses:
Purchased power	1,051,547	191,077	113,280	-	(5,266)	1,350,638
Operations and maintenance	170,737	56,067	9,937	1,843	(1,316)	237,268
Depreciation and amortization	170,463	65,741	5,960	-	-	242,164
Demand side management and
renewable energy programs	35,472	9,810	4,004	-	-	49,286
Property and other taxes	59,522	5,984	1,931	14	-	67,451
Income taxes	79,045	17,183	4,816	860	-	101,904
Total operating expenses	1,566,786	345,862	139,928	2,717	(6,582)	2,048,711

Operating income (loss)	190,274	44,707	10,267	(881)	-	244,367

Other income (deductions), net	4,792	832	(163)	2,589	(809)	7,241

Interest charges:
Long-term debt	43,966	5,888	1,453	-	-	51,307
Transition property securitization	21,972	11,119	-	-	-	33,091
Short-term and other	5,353	(105)	1,202	259	(809)	5,900
Allowance for borrowed funds used
during construction (AFUDC)	(4,660)	(223)	(232)	-	-	(5,115)
Total interest charges	66,631	16,679	2,423	259	(809)	85,183

Net income	$128,435	$28,860	$7,681	$1,449	$-	$166,425

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NSTAR Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Income
Nine Months Ended September 30, 2005
	NSTAR Electric Co. (f.k.a. Boston Edison)	ComElectric	Cambridge Electric	Canal Electric	Pro Forma Adjustments (Note 2)	NSTAR Electric Pro Forma
(in thousands)

Operating revenues	$1,480,976	$387,356	$117,020	$1,806	$(6,352)	$1,980,806

Operating expenses:
Purchased power	803,883	181,200	83,612	-	(5,268)	1,063,427
Operations and maintenance	183,472	58,775	10,947	1,807	(1,084)	253,917
Depreciation and amortization	155,848	55,249	5,270	-	-	216,367
Demand side management and
renewable energy programs	35,440	10,010	3,932	-	-	49,382
Property and other taxes	58,927	5,866	1,712	-	-	66,505
Income taxes	73,058	23,721	3,907	(393)	-	100,293
Total operating expenses	1,310,628	334,821	109,380	1,414	(6,352)	1,749,891

Operating income	170,348	52,535	7,640	392	-	230,915

Other income, net	2,346	752	45	1,651	(951)	3,843

Interest charges:
Long-term debt	40,520	6,982	1,488	-	-	48,990
Transition property securitization	24,416	9,446	-	-	-	33,862
Short-term and other	931	457	698	-	(951)	1,135
Allowance for borrowed funds used
during construction (AFUDC)	(1,821)	(182)	(346)	-	-	(2,349)
Total interest charges	64,046	16,703	1,840	-	(951)	81,638

Net income	$108,648	$36,584	$5,845	$2,043	$-	$153,120

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NSTAR Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Income
Year Ended December 31, 2005
	NSTAR Electric Co. (f.k.a. Boston Edison)	ComElectric	Cambridge Electric	Canal Electric	Pro Forma Adjustments (Note 2)	NSTAR Electric Pro Forma
(in thousands)

Operating revenues	$1,913,053	$496,244	$152,460	$2,472	$(8,476)	$2,555,753

Operating expenses:
Purchased power	1,037,911	229,878	110,142	-	(7,086)	1,370,845
Operations and maintenance	240,317	81,890	14,891	2,473	(1,390)	338,181
Depreciation and amortization	214,740	77,727	7,274	-	-	299,741
Demand side management and
renewable energy programs	46,431	13,039	5,146	-	-	64,616
Property and other taxes	76,729	7,683	2,285	24	-	86,721
Income taxes	83,578	24,165	4,212	(115)	-	111,840
Total operating expenses	1,699,706	434,382	143,950	2,382	(8,476)	2,271,944

Operating income	213,347	61,862	8,510	90	-	283,809

Other income, net	3,097	1,016	28	2,348	(1,213)	5,276

Interest charges:
Long-term debt	53,291	8,992	1,983	-	-	64,266
Transition property securitization	32,338	13,356	-	-	-	45,694
Short-term and other	2,132	1,634	433	(62)	(1,213)	2,924
Allowance for borrowed funds used
during construction (AFUDC)	(2,565)	(276)	(549)	-	-	(3,390)
Total interest charges	85,196	23,706	1,867	(62)	(1,213)	109,494

Net income	$131,248	$39,172	$6,671	$2,500	$-	$179,591

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NSTAR Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Income
Year Ended December 31, 2004
	NSTAR Electric Co. (f.k.a. Boston Edison)	ComElectric	Cambridge Electric	Canal Electric	Pro Forma Adjustments (Note 2)	NSTAR Electric Pro Forma
(in thousands)

Operating revenues	$1,705,793	$510,177	$151,373	$7,465	$(13,505)	$2,361,303

Operating expenses:
Purchased power	882,755	322,696	109,179	-	(12,161)	1,302,469
Operations and maintenance	221,439	77,848	12,679	2,514	(1,344)	313,136
Depreciation and amortization	175,990	29,866	6,269	-	-	212,125
Demand side management and
renewable energy programs	45,212	12,602	4,918	-	-	62,732
Property and other taxes	76,787	8,137	2,102	-	-	87,026
Income taxes	88,531	20,124	5,615	(1,109)	-	113,161
Total operating expenses	1,490,714	471,273	140,762	1,405	(13,505)	2,090,649

Operating income	215,079	38,904	10,611	6,060	-	270,654

Other income, net	2,271	530	363	486	(462)	3,188

Interest charges:
Long-term debt	50,123	10,912	1,985	-	-	63,020
Transition property securitization	28,150	-	-	-	-	28,150
Short-term and other	5,565	(2,813)	151	-	(462)	2,441
Allowance for borrowed funds used
during construction (AFUDC)	(618)	(213)	(104)	-	-	(935)
Total interest charges	83,220	7,886	2,032	-	(462)	92,676

Net income	$134,130	$31,548	$8,942	$6,546	$-	$181,166

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NSTAR Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Income
Year Ended December 31, 2003
	NSTAR Electric Co. (f.k.a. Boston Edison)	ComElectric	Cambridge Electric	Canal Electric	Pro Forma Adjustments (Note 2)	NSTAR Electric Pro Forma
(in thousands)

Operating revenues	$1,699,184	$492,854	$158,906	$2,920	$(25,665)	$2,328,199

Operating expenses:
Purchased power	874,441	304,383	110,993	-	(24,295)	1,265,522
Operations and maintenance	224,869	82,580	12,497	3,208	(1,370)	321,784
Depreciation and amortization	170,924	26,392	5,583	-	-	202,899
Demand side management and
renewable energy programs	45,512	12,522	4,334	-	-	62,368
Property and other taxes	72,174	7,787	1,966	-	-	81,927
Income taxes	89,957	21,197	8,513	344	-	120,011
Total operating expenses	1,477,877	454,861	143,886	3,552	(25,665)	2,054,511

Operating income (loss)	221,307	37,993	15,020	(632)	-	273,688

Other income (deductions), net	1,573	227	(675)	1,293	(440)	1,978

Interest charges:
Long-term debt	52,684	9,978	1,984	-	-	64,646
Transition property securitization	32,715	-	-	-	-	32,715
Short-term and other	7,775	(2,612)	(30)	(101)	(440)	4,592
Allowance for borrowed funds used
during construction (AFUDC)	(1,212)	(262)	(75)	-	-	(1,549)
Total interest charges	91,962	7,104	1,879	(101)	(440)	100,404

Net income	$130,918	$31,116	$12,466	$762	$-	$175,262

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited NSTAR Electric Company Pro Forma Condensed Consolidated Financial Statements

Note 1.  Basis of Presentation

Effective January 1, 2007, NSTAR, the parent company of Boston Edison, completed the transfer of the assets, (consisting primarily of the utility distribution facilities, properties and other assets, and franchise rights), and liabilities, of its wholly-owned electric subsidiaries, ComElectric, Cambridge Electric and Canal Electric to Boston Edison.  The transfer of net assets was structured as a merger of ComElectric, Cambridge Electric and Canal Electric into Boston Edison.  In connection with the merger, Boston Edison issued an aggregate of 25 shares of its Common Shares, par value of $1.00 per share, to NSTAR in exchange for the net assets of acquired companies.  The exchange rate was determined and allocated based on the percentage of common equity of ComElectric, Cambridge Electric and Canal Electric.  The transfer of net assets was made pursuant to NSTAR's Rate Settlement Agreement of December 30, 2005 and was approved by the MDTE and the FERC.  In connection with the transaction, Boston Edison changed its corporate name to NSTAR Electric Company, also effective January 1, 2007.

The historical financial information is derived from historical consolidated financial statements of the individual entities.  The pro forma adjustments have been prepared as if the merger was completed on December 31, 2005 for the balance sheet and on January 1, 2003 for the statements of income.  Since this is a transaction between entities under common control and ownership, the pro forma financial statements are combined on an "as if" pooling basis.  Accordingly, the historic cost of the acquired assets and liabilities are carried forward.

Note 2.  Pro Forma Adjustments

On the balance sheets, the pro forma adjustments reflect the elimination of intercompany amounts due to and from these affiliates and include adjustments to effect the merger.  The pro forma adjustments include a reclassification of common stock of the acquired entities to Premium on common stock.  On the statements of income, the pro forma adjustments reflect the elimination of intercompany transactions between the entities.